Exhibit 10.3

                               AMENDMENT NUMBER 1

                                       TO

                              COLLATERAL AGREEMENT

                  THIS AMENDMENT NUMBER 1, dated as of September 23, 2003 (the "Amendment"), to the Collateral Agreement, dated as of November 16, 2001 (the "Collateral Agreement"), by and among Cronos Equipment (Bermuda) Limited, a company organized and existing under the laws of the Islands of Bermuda ("CEB"), Cronos Finance (Bermuda) Limited, a company organized and existing under the laws of the Islands of Bermuda ("CFL"), and Fortis Bank (Nederland) N.V. (f/k/a MeesPierson N.V.), a Naamloze Vennootschap ("Secured Party").

                              W I T N E S S E T H :

                  WHEREAS, CFL, as Issuer, is a party to that certain Amended and Restated Loan Agreement, dated as of July 19, 2001 (the "Loan Agreement") with Secured Party, as the Agent and Initial Noteholder; and

                  WHEREAS, pursuant to the terms of the Loan Agreement, the Initial Noteholder agreed to lend CFL up to $60,000,000 (the "Initial Secured Amount"); and

                  WHEREAS, CEB, CFL and Secured Party have previously entered into the Collateral Agreement; and

                  WHEREAS, the Collateral Agreement dated as of November 16, 2001 was registered as a charge over the assets of CEB, pursuant to section 55 of the Companies Act 1981, on November 27, 2001, bearing registration number 13378 (the "Original Charge");

                  WHEREAS, the amount due or owing on the Original Charge is up to $60,000,000; and

                  WHEREAS, CFL, as Issuer, is a party to that certain Second Amended and Restated Loan Agreement, dated as of September 23, 2003 (the "Second Amended and Restated Loan Agreement") with Secured Party, as the Agent and Initial Noteholder and NIB Capital Bank N.V. ("NIB"), a Naamloze Vennootschap, and Hollandsche Bank-Unie ("HBU"), a Naamloze Vennootschap, each as a Noteholder (each a "Noteholder"); and

                  WHEREAS, pursuant to the terms of the Second Amended and Restated Loan Agreement, the Initial Noteholder has agreed to lend CFL up to $40,000,000, NIB has agreed to lend CFL up to $25,000,000 and HBU has agreed to lend CFL up to $5,000,000; and

                  WHEREAS, CFL's borrowings under the Second Amended and Restated Loan Agreement are evidenced by Promissory Notes (the "Notes") in the form of Exhibit C to the Second Amended and Restated Loan Agreement; and

                  WHEREAS, in order to secure the payment of all amounts due under the Notes and the performance of CFL's covenants and agreements in the Second Amended and Restated Loan Agreement in excess of the Initial Secured Amount (collectively, the "Additional Secured Obligations"), CFL has

                                                                            E104

Exhibit 10.3

granted the Noteholders a security interest in and to the "Collateral," as defined in Section 401 of the Second Amended and Restated Loan Agreement; and

                  WHEREAS, the parties desire to amend the Collateral Agreement in order to modify certain provisions thereof;

                  NOW, THEREFORE, in consideration of the agreements herein contained, the parties agree as follows:

                           ARTICLE XIII DEFINED TERMS

                  Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Collateral Agreement, or if such terms are not defined therein, as defined in that certain Second Amended and Restated Loan Agreement, dated as of September 23, 2003 (as the same may be amended, restated, extended and renewed from time to time, the "Loan Agreement"), among CFL, Secured Party, as "Agent" and as "Noteholder," and NIB Capital Bank N.V., a Naamloze Vennootschap, and Hollandsche Bank-Unie N.V., a Naamloze Vennootschap, each as a "Noteholder."

                  2.       AMENDMENTS TO COLLATERAL AGREEMENT

                  Effective upon the execution and delivery hereof, (i) each reference in the Collateral Agreement to the term "Loan Agreement" when used in the Collateral Agreement shall mean the Loan Agreement as such term is defined in Section 1 of this Amendment, and (ii) Schedule 1 B to the Collateral Agreement, the listing of CEB's Patents, is hereby supplemented and amended by
Schedule 1 C attached to this Amendment, to include reference to CEB's right, title and interest in, to and under the Patents set forth thereon as intellectual property acquired subsequent to the entering into of the Collateral Agreement and thereby charged pursuant to the provisions of Section 1 thereof; provided that such Schedule 1 B to the Collateral Agreement remains in full force and effect.

                  3.       GRANT OF SECURITY INTEREST

                  As collateral security for the prompt and complete payment and performance of the Additional Secured Obligations, and in consideration of the payment by CFL of the Credit Enhancement Fee (Section 4 hereof), CEB hereby grants to the Secured Party, for the benefit of the Noteholders under the Second Amended and Restated Loan Agreement, a security interest in the Intellectual Property as defined in the Collateral Agreement.

                  4.       CREDIT ENHANCEMENT FEE

                  In consideration of CEB's ratification and confirmation of the Collateral Agreement pursuant to Section 7 hereof and the grant of a security interest in the Intellectual Property pursuant to the provisions of Section 1 thereof, CFL agrees to pay CEB an additional Credit Enhancement Fee of Fourteen Thousand Five Hundred Fifteen Dollars ($14,515), payable within three (3) business days of the date of this Amendment, by wire transfer to CEB. CFL agrees to provide notice of payment of the Credit Enhancement Fee to Secured Party concurrently with the payment thereof to CEB. If the Credit Enhancement Fee is not paid as aforesaid, then this Amendment shall become null and void.

                  5.       REPRESENTATIONS AND WARRANTIES

                                                                            E105

Exhibit 10.3

                  CEB hereby confirms that each of the representations and warranties set forth in Section 2 of the Collateral Agreement is true and correct as of September 23, 2003 with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

                  6.       EFFECTIVENESS OF AMENDMENT

                  (a) This Amendment shall become effective as of September 23, 2003.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Collateral Agreement, and (ii) each reference in the Collateral Agreement to "this Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other document to the Collateral Agreement shall mean and be a reference to the Collateral Agreement as amended or modified hereby.

                  7.       FULL FORCE AND EFFECT

                  Other than as specifically modified hereby, the Collateral Agreement shall remain in full force and effect in accordance with the terms and provisions thereof (including, without limitation, the security interests granted pursuant thereto to secure the Initial Secured Amount) and is hereby ratified and confirmed by the parties hereto.

                  8.       EXECUTION IN COUNTERPARTS

                  This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

                  9.       GOVERNING LAW

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

                                                                            E106

Exhibit 10.3

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        CRONOS EQUIPMENT (BERMUDA) LIMITED

                                        By /s/ PETER J YOUNGER
                                           -------------------------------
                                        Name: Peter J Younger
                                        Its: Director

                                        CRONOS FINANCE (BERMUDA) LIMITED

                                        By /s/ DENNIS J TIETZ
                                           -------------------------------
                                        Name:  Dennis J Tietz
                                        Its: Director

                                        FORTIS BANK (NEDERLAND) N.V.

                                        By /s/ MENNO A.N. VAN LACUM
                                           -------------------------------
                                        Name: Menno A.N. van Lacum
                                        Its: Account Manager

                                        By /s/ PAUL R.G. ZAMAN
                                           -------------------------------
                                        Name: Paul R.G. Zaman
                                        Its: Deputy Director

                                                                            E107

Exhibit 10.3

                  PATENTS

Schedule 1 C

COUNTRY         NUMBER         CASE             STATUS            EXPIRY YEAR
-------         ------         ----             ------            -----------
Austria        0206542      Pinched end      Granted patent           2006
Denmark        0708732      Slimwall         Granted patent           2013
Eire           0708732      Slimwall         Granted patent           2013
Greece         0708732      Slimwall         Granted patent           2013
Italy          0206542      Pinched end      Granted patent           2006
Sweden         0206542      Pinched end      Granted patent           2006

                                                                            E108